Victory Funds

Victory Tax-Exempt Fund

Supplement dated March 27, 2020

to the Summary Prospectus dated May 1, 2019 (“Prospectus”)

1.              After March 31, 2020, Park Avenue Institutional Advisers LLC  (“Park Avenue”) will no longer serve as the sub-adviser for the Victory Tax-Exempt Fund (the “Fund”). Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) remains the investment adviser to the Fund. All references to Park Avenue in the Prospectus as the sub-adviser for the Fund are to be deleted as of that date and replaced with the Adviser. In addition, the change mentioned below is effective as of that date.

2.              Effective April 1, 2020, John C. Bonnell, Regina G. Conklin and Andrew Hattman, members of USAA Investments, A Victory Capital Investment Franchise, will assume the responsibilities of the day-to-day management of the Fund. As of that date, the following replaces the section titled “Management of the Fund” found on page 6 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team

	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.